                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 17, 2003


                        DUALSTAR TECHNOLOGIES CORPORATION
             (Exact name of registrant as specified in its charter)


            DELAWARE                   0-25552                    13-3776834
(State or other jurisdiction    (Commission File Number)        (IRS Employer
        of incorporation)                                    Identification No.)


          11-30 47th Avenue, Long Island City, New York, New York 11101
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (718) 340-6655

Item 5. Other Events and Regulation FD Disclosure

On June 17, 2003, DualStar Technologies Corporation, a Delaware corporation ("DualStar") (OTCBB: DSTR), announced that it has entered into an agreement in principal for the exchange of its senior debt, as more fully described in the press release filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7. Financial Statements and Exhibits

     (c) Exhibits

     99.1 Press Release, dated June 17, 2003.


                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                       DUALSTAR TECHNOLOGIES CORPORATION

Date: June 17, 2003                    By: /s/ Robert Birnbach
                                           -------------------
                                           Robert Birnbach
                                           Executive Vice President,
                                           Chief Financial Officer and Secretary